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EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 27, 2005

BRANTLEY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00127	34-1838462

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3201 Enterprise Parkway, Suite 350, Cleveland, Ohio	44122

(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:	(216) 464-8400

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

]

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1 Part I to Annual Report on Form 10-K
Exhibit 99.2 Part II to Annual Report on Form 10-K
Exhibit 99.3 Part III to Annual Report on Form 10-K

Item 8.01 Other Events.

     On March 30, 2004, we filed our Form 10-K for the year ended December 31, 2003 with the Securities and Exchange Commission (the “SEC”). Since that time, significant events have occurred with respect to our business, financial condition and operations. We have described these events, among others, in our SEC filings, including our Form 10-Qs for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 (the “2004 10-Qs”), and in press releases issued on April 15, 2005, April 22, 2005, May 19, 2005 and May 24, 2005 (the “2005 press releases”), which we furnished on Forms 8-K.

     In the 2005 press releases, and in Forms 12b-25 which we filed on March 31, 2005 and May 16, 2005, we disclosed our inability to timely file our Annual Report on Form 10-K for the year ended December 31, 2004 (the “2004 10-K”) and our Form 10-Q for the quarter ended March 31, 2005 (the “March 2005 10-Q”), and the pending suspension of our listing on the Nasdaq National Market. We will not be able to file the 2004 10-K until, at a minimum, we have resolved concerns regarding the valuation of our portfolio securities, including our investment in Flight Options International, Inc. As a result of the uncertainty caused by this delay, and the potential balance sheet effects of the related party compliance issues discussed herein, it is possible that the financial statements included herewith may be amended or restated, depending on the outcome of the valuation analyses described herein and the resolution of those related party issues.

     In our May 24, 2005 press release, we reported our 2004 year-end results and our Statement of Operations for the years ended December 31, 2004 and December 31, 2003. In light of the continuing delay in our ability to file the 2004 10-K and the March 2005 10-Q, we are providing on this Form 8-K the disclosures regarding our business, financial condition and results of operations that we would otherwise have disclosed in the 2004 10-K. The disclosures required to be set forth in Parts I, II, and III of the 2004 10-K are attached as Exhibits 99.1, 99.2, and 99.3, respectively.

     Our independent auditors, KPMG LLP, have not audited or reviewed the financial information set forth herein and express no opinion thereon.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information

          Not applicable.

     (c) Exhibits

99.1     Part I to Annual Report on Form 10-K
99.2     Part II to Annual Report on Form 10-K
99.3     Part III to Annual Report on Form 10-K

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANTLEY CAPITAL CORPORATION

By:	/s/ Robert P. Pinkas

Robert P. Pinkas
Chairman of the Board and Chief
Executive Officer

Dated: June 28, 2005